================================================================================






                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
        Date of Report (Date of Earliest Event Reported) October 13, 1999
                                                         ----------------

                           FIRST BELL BANCORP, INC.
                           ------------------------
            (Exact Name of Registrant as Specified in Its Charter)

      Delaware                         0-25172                    251752651
      --------                         -------                    ---------
(State or other Jurisdiction of      (Commission                (IRS Employer
Incorporation or Organization)       File Number)            Identification No.)

            300 Delaware Avenue, Suite 1704, Wilmington, Delaware 19801
            -----------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                   (302) 427-7883
                                   --------------
              (Registrant's Telephone Number, including Area Code)

                                    Not Applicable
                                    --------------
           (Former Name or Former Address, If Changed Since Last Report)









================================================================================

ITEM 5.  OTHER EVENTS.
         ------------

      On October 13, 1999, First Bell Bancorp, Inc. announced in a press release that it had completed its Sixth Stock Repurchase Program and announced that the Board of Directors had adopted a Seventh Stock Repurchase Program.

      The press release issued by First Bell Bancorp, Inc. with respect to the foregoing is filed herewith as Exhibit 99.1.


ITEM 7(C).    FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

      Exhibit 99.1 Press Release issued by First Bell Bancorp, Inc. on October 13, 1999.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST BELL BANCORP, INC.



Dated:   October 14, 1999                        By: /s/ Albert H. Eckert, II
                                                     ------------------------
                                                     Albert H. Eckert, II,
                                                     President and Chief
                                                     Executive Officer














                                     -3-